Exhibit 10.3

CONVERTIBLE PROMISSORY NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

$30,000	April 15, 2026

FOR VALUE RECEIVED, MDWerks., Inc. a Delaware Corporation (the “Borrower”), hereby promises to pay to the order of Richard Blackstone (the “Lender”), the principal sum of $30,000 (thirty thousand dollars) or, if less the aggregate unpaid amount of all advances made by the Lender to the Borrower, together with interest, at a rate of 1.67% per month, (20% annually). This Note shall be due and payable, together with accrued but unpaid interest hereon, on October 15, 2026, or as otherwise agreed to in writing by the Borrower and Lender. The Value Received noted above consisted of the exchange of $30,000 in accounts payable owed to the Lender by the Borrower.

1.	Repayment. All Payments shall be applied, on a pro rata basis among outstanding advances, first to interest and then to the unpaid principal of this note.

a.	Borrower may prepay this Note in whole or in part at any time without penalty. Any and all prepayments shall be credited first to accrued interest on this Note to the date of the prepayment, on a pro rata basis among outstanding advances or to specific advances as designated by the Borrower, and then to the unpaid principal of this Note on pro rata basis among outstanding advances or to specific advances as designated by the Borrower.

b.	Borrower waives diligence, demand, presentment of payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note and agrees that the time for payment of this Note may be extended at Lender’s sole discretion without impairing its liability thereon. Any delay on the part of the Lender in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

2.	Conversion Right. The Holder shall have the right at any time commencing on the three month anniversary date of this Note, until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a “Conversion Date”) into fully paid and nonassessable shares of $0.001 par value common stock of the Borrower (“Common Stock”). Subject to adjustment as provided below, the conversion price (“Conversion Price”) per share shall be a price equal to $0.10 (ten cents) per share of the Company’s Common Stock.

a.	In no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The beneficial ownership limitations on conversion as set forth in the section may NOT be waived by the Holder.

b.	Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto as Schedule A, Borrower shall issue and deliver to the Holder within five (5) business days after the Conversion Date (such fifth day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. The Holder will not be required to surrender the Note to the Borrower until the Note has been fully converted or satisfied. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

c.	If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

d.	If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event. This Note shall bind the successors and assigns of the Borrower and shall injure to the benefit of the Lender, its successors and assigns. At the Borrower’s discretion any outstanding advance may be converted to equity in the Company.

e.	Whenever the Conversion Price is adjusted pursuant to the events above, the Borrower shall promptly but not later than the fifth (5th) business day after the effectiveness of the adjustment, provide notice to the Holder setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment. Failure to provide the foregoing notice is an Event of Default under this Note.

f.	This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

3.	Events of Default.

a.	Events of Default. If any one or more of the following events (“Events of Default”) shall occur and be continuing (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body), the Lender may, at its option, declare the Note to be immediately due and payable, whereupon the maturity of the then unpaid balance of the Note shall be accelerated and the same, together with all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding.

i.	If default shall be made in the due and punctual payment of the principal or interest under the Note, when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise;

ii.	If default shall be made in the performance or observance of, or shall occur under, any covenant, agreement, or other provision of this Agreement or in any instrument or document delivered to the Lender in connection with or pursuant to this Agreement, or if any such instrument or document shall terminate or become void or unenforceable without the written consent of the Lender;

iii.	If default shall occur in the payment of any principal, interest, or other amount due with respect to any indebtedness for borrowed money, subordinated debt or other debt of the Borrower or under any agreement or instrument under or pursuant to which any such indebtedness, subordinated debt, or other debt may have been issued, created, assumed, or guaranteed by the Borrower and such default shall continue for more than the grace period, if any, therein specified, or if any such indebtedness, subordinated debt, or other debt be declared due and payable prior to the stated maturity thereof;

iv.	If any representation or warranty or any other statement of fact herein or in any writing, certificate, report, or statement at any time furnished to the Lender pursuant to or in connection with this Agreement, or otherwise, shall be false or misleading in any material respect;

v.
If the Borrower shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the United States federal bankruptcy laws or any similar law or statute of any state or country;

vi.	If the Borrower shall be adjudged a bankrupt; or a court of competent jurisdiction shall enter an order, judgment, or decree appointing a receiver, trustee, liquidator, or conservator of the Borrower or of the whole or any substantial part of its property, or approve a petition filed against the Borrower seeking reorganization or similar relief under the United States federal bankruptcy laws or any similar law or statute of any state or country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its property; or if there is commenced against the Borrower any proceeding for any of the foregoing relief or if a petition in bankruptcy is filed against the Borrower and such proceeding or petition remains undismissed or unstayed for a period of ninety (90) days; or if the Borrower by any act indicates its consent to, approval of or acquiescence in any such proceeding or petition; or

b.	Suits for Enforcement. If any one or more Events of Default shall occur and be continuing, the Lender may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the Note, or in any document or instrument delivered in connection with or pursuant to this Agreement, or to enforce the payment of the Note or any other legal or equitable right or remedy.

c.	Rights and Remedies Cumulative. No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, in the Note, or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

d.	Rights and Remedies Not Waived. No course of dealing between the Borrower and the Lender or any failure or delay on the part of the Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Lender and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

4.	Modification and Waiver. No modification or waiver of any provision of the Note or of this Agreement and no consent by the Lender to any departure therefrom by the Borrower shall be effective unless such modification or waiver shall be in writing and signed by the Lender, and the same shall then be effective only for the period, on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

5.	Corporate Obligation. It is expressly understood that this Note is a corporate obligation of MDWerks, Inc., and is not guaranteed by any stockholder, officer or employee of MDWerks, Inc., and the Lender agrees to indemnify all stockholders, officers and employees of MDWerks, Inc., for any and all obligations and liabilities associated with this Note.

6.	Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their successors and assigns, and all subsequent holders of the Note.

7.	Notices. All notices, requests, demands, or other communications provided for herein shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the parties, at the addresses set forth above, or to such other address as either party shall designate to the other from time to time in writing forwarded in like manner.

8.	Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge, or restrict any of the provisions of this Agreement.

9.	Applicable Law This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the laws, rules or principles of such State, regarding conflicts of laws. The Borrower and Lender each agree to the jurisdiction of the state and federal courts within the State of Delaware.

10.	Execution in Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

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IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first set forth above.

BORROWER:

MDWerks, Inc.

By:	/s/ Steven Laker
Its:	CEO

LENDER:

Richard Blackstone

By:	/s/ Richard Blackstone

An Individual

SCHEDULE A - NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by MDWERKS, INC. on ________ ___into Shares of Common Stock of MDWerks Inc. (the “Borrower”) according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:____________________________________________________________________

Conversion Price:______________________________________________________________________

Shares To Be Delivered:_________________________________________________________________

Signature:____________________________________________________________________________

Print Name:__________________________________________________________________________

Address:_____________________________________________________________________________

___________________________________________________________________________